UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2026
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Editas Medicine, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-37687	46-4097528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hurley Street
Cambridge,	Massachusetts	02141
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 401-9000
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EDIT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On October 8, 2026, Editas Medicine, Inc. (the “Company”) issued a press release titled “Editas Medicine Receives Approval to Initiate First-in-Human Clinical Trial of EDIT-401 in Patients with Hyperlipidemia,” a copy of which is furnished as Exhibit 99.1 hereto.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On October 8, 2026, the Company announced that it has received approval to initiate the Phase 1/2 Strive™ clinical trial of EDIT-401 in patients with heterozygous familial hypercholesterolemia in Australia. The trial has received Human Research Ethics Committee approval and completed the Clinical Trial Notification process with Australia’s Therapeutic Goods Administration and has also been submitted for review in New Zealand. If approved in New Zealand, patients in both countries will be eligible to enroll in the Strive trial.
EDIT-401 is an experimental, potentially best-in-class in vivo gene editing medicine for the treatment of hyperlipidemia. Utilizing Editas’ differentiated upregulation approach, EDIT-401 is designed to directly edit the LDL receptor (“LDLR”) gene to increase LDLR protein expression and reduce LDL-cholesterol (“LDL-C”) levels. In preclinical studies, EDIT-401 demonstrated approximately 90 percent or greater mean reduction in multiple atherogenic lipoproteins, including LDL-C, lipoprotein(a) (Lp(a)), an independent risk factor for atherosclerotic cardiovascular disease (“ASCVD”), and apolipoprotein B (ApoB), a key measure of total plaque-causing cholesterol particles and predictive measure for ASCVD, in non-human primates. New preclinical data also demonstrated an LDL-C reduction of approximately 90 percent was maintained over 10 months in an ongoing study in non-human primates.
The Strive trial is designed to evaluate the safety, tolerability, and efficacy of a single dose of EDIT-401. The trial is designed in two parts: Part 1 is a single ascending dose, dose-finding, open-label trial. Part 2 will be a single-dose randomized, placebo-controlled expansion study. The Company has selected five clinical trial sites across Australia and New Zealand.
The Company expects to report initial safety and tolerability data in the first quarter of 2027. The Company plans to complete enrollment in Part 1, the dose-finding portion of the Phase 1/2 trial of EDIT-401, with topline safety and efficacy data results available later in 2027.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements and information within the meaning of The Private Securities Litigation Reform Act of 1995. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘potential,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘target,’’ ‘‘should,’’ ‘‘would,’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this Current Report on Form 8-K include statements regarding the initiation, timing, progress and results of the Company’s planned clinical trials, including the Company’s expectation to begin patient dosing in 2026 and complete enrollment in Part 1, the dose-finding portion of the Phase 1/2 trial of EDIT-401, with topline safety and efficacy data results available later in 2027; the timing for the Company’s receipt and presentation of data from its preclinical and planned clinical studies, including reporting initial safety and tolerability data in the clinical trial of EDIT-401 in the first quarter of 2027; and the potential of, and expectations for, EDIT-401. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties inherent in the initiation, timing, progress, and results of preclinical studies and clinical trials; uncertainty regarding availability and timing of results from preclinical studies and clinical trials; uncertainties relating to planned regulatory submissions to initiate clinical trials, including that results of preclinical studies will warrant such submissions or that regulatory agencies may require additional preclinical studies, that regulatory submissions shall occur on the expected timelines and that regulatory authorities will provide clearance for trials to be initiated on the expected timelines or at all; and uncertainties as to whether the Company’s cash resources are sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements for the period anticipated. These and other risks are described in greater detail under the caption “Risk Factors” included in the Company’s most recent Annual Report on Form 10-K, which is on file with the Securities and Exchange Commission, as updated by the Company’s subsequent filings with the Securities and Exchange Commission, and in other filings that the Company may make with the Securities and Exchange Commission in the future. Any forward-looking statements contained in this Current Report on Form 8-K represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, the Company explicitly disclaims any obligation to update any forward-looking statements.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company on October 8, 2026*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*This exhibit shall be deemed to be furnished and not filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDITAS MEDICINE, INC.

Date: October 8, 2026	By:	/s/ Amy Parison
Amy Parison
Chief Financial Officer